THE RIGHT START, INC.






                          SECURITIES PURCHASE AGREEMENT

                           Dated as of October 6, 2000





                                  80,000 shares

                SERIES D CONVERTIBLE PAY-IN-KIND PREFERRED STOCK

                                TABLE OF CONTENTS

                                                                           Page

Section 1.  ISSUANCE OF SECURITIES.............................................1
     Section 1.1.   Authorization..............................................1
     Section 1.2.   Purchase and Sale of Securities; the Closing...............1
     Section 1.3.   Subsequent Sale of Securities..............................2
     Section 1.4.   Representations of the Purchasers..........................2

Section 2.  REPRESENTATIONS OF THE COMPANY.....................................5
     Section 2.1.   Organization and Authority of the Company..................5
     Section 2.2.   Business, Properties and Other
                       Information Regarding the Company.......................5
     Section 2.3.   Capital Stock..............................................6
     Section 2.4.   Litigation; Observance of Statutes,
                       Regulations and Orders..................................7
     Section 2.5.   Title to Property..........................................7
     Section 2.6.   Taxes......................................................8
     Section 2.7.   Compliance with Laws and Other
                       Instruments of the Company..............................8
     Section 2.8.   Governmental Authorizations................................8
     Section 2.9.   Licenses and Permits.......................................8
     Section 2.10.  Compliance with ERISA......................................8
     Section 2.11.  Investment Company Act....................................10
     Section 2.12.  Environmental Compliance..................................10
     Section 2.13.  Maintenance of Insurance..................................10
     Section 2.14.  Labor Relations...........................................10
     Section 2.15.  Assumptions or Guaranties of
                       Indebtedness of Other Persons..........................10
     Section 2.16.  Disclosure................................................10
     Section 2.17.  Valid Issuance of Preferred and Common Stock..............10

Section 3.  CONDITIONS OF CLOSING.............................................11
     Section 3.1.   Proceedings Satisfactory..................................11
     Section 3.2.   Representations True; Officer's Certificate...............11
     Section 3.3.   Purchase Permitted by Applicable Laws.....................11
     Section 3.4.   Securities................................................11
     Section 3.5.   Registration Rights Agreement.............................11
     Section 3.6.   Third-Party Consents......................................11



Section 4.  DEFINITIONS.......................................................12
     Section 4.1.   Definitions.............................................. 12
     Section 4.2.   Accounting Terms..........................................15


Section 5.  REGISTRATION, TRANSFER AND EXCHANGE OF SECURITIES;
             LOST SECURITIES..................................................15

Section 6. TAXES..............................................................16

Section 7. MISCELLANEOUS......................................................16
     Section 7.1.  Indemnification............................................16
     Section 7.2.  Expenses...................................................16
     Section 7.3.  Amendments, Waiver and Consents........................... 17
     Section 7.4.  Reliance on and Survival of Representations................17
     Section 7.5.  Successors and Assigns.....................................17
     Section 7.6.  Notices....................................................17
     Section 7.7.  Counterparts...............................................18
     Section 7.8.  Governing Law..............................................18
     Section 7.9.  Waiver of Jury Trial.......................................18
     Section 7.10.  Effect of Amendment or Waiver.............................18
     Section 7.11.  Entire Agreement..........................................18
     Section 7.12.  Exculpation Among Purchasers..............................19

Schedules

     SCHEDULE I     -    Purchasers
     SCHEDULE 2.13  -  Insurance

Exhibits

     EXHIBIT A      -    Certificate of Determinations

     EXHIBIT B      -    Form of Warrant

     EXHIBIT C      -    Form of Registration Rights Agreement

     EXHIBIT D      -    Form of Stock Certificate

                              THE RIGHT START, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Dated as of October 6, 2000

To each of the Purchasers
Listed on Schedule I hereto

Ladies and Gentlemen:

          The Right Start, Inc.,   a  California  corporation  (the  "Company"),
hereby agrees with the Purchasers as follows:

          Section 1.  ISSUANCE OF SECURITIES.

          Section 1.1.  Authorization.

          The Company has duly authorized the issuance of (i) 80,000 shares of its Series D Convertible Pay-in-Kind Preferred Stock (the "Series D Preferred Stock") plus such shares as are issued by the Company in lieu of the payment of dividends thereon in cash and (ii) warrants to purchase 800,000 shares (or 10 shares per share of Series D Preferred Stock sold on the Initial Closing Date) of its common stock, no par value ("Common Stock") (the "Warrants"). The Series D Preferred Stock shall have the rights, privileges and preferences set forth in a certificate of determinations substantially in the form of Exhibit A.

          As used herein, the term "Series D Preferred Stock" shall include all stock certificates originally issued pursuant to this Securities Purchase Agreement (the "Agreement") and all certificates delivered in substitution or exchange for any of such stock certificates or in lieu of the payment of dividends in cash and, where applicable, shall include the singular number as well as the plural. The Series D Preferred Stock and Warrants issued to the Purchasers pursuant to this Agreement, and the certificates and other instruments from time to time evidencing the same, are herein sometimes collectively called the "Securities."

          Section 1.2. Purchase and Sale of Securities; the Closing. The Company shall sell to the Purchasers and, subject to the terms and conditions hereof, the Purchasers shall purchase from the Company the Series D Preferred Stock and the Warrants, at an aggregate purchase price equal to the aggregate liquidation preference on the Series D Preferred Stock.

          The closing (the "Initial Closing") of such purchase of the Securities shall be held at 10:00 a.m., Los Angeles time, on October 6, 2000 (the "Initial Closing Date"), at the office of Milbank, Tweed, Hadley & McCloy, Los Angeles, or at such other time or place as the parties hereto may mutually agree.

          On the Initial Closing Date, the Company shall deliver to each Purchaser one or more certificates representing the Series D Preferred Stock set forth as being purchased by such Purchaser on Schedule I and the proportionate number of Warrants, registered in such Purchaser's name or in the name of such Purchaser's nominee in any denominations, all as such Purchaser may specify by notice delivered to the Company at least two days prior to the Initial Closing Date (or, in the absence of such notice, one certificate representing the Series D Preferred Stock and one Warrant agreement, registered in such Purchaser's name), duly executed and dated the Initial Closing Date, against each Purchaser's delivery to the Company of immediately available funds in the amount of the purchase price.

         Section 1.3 Subsequent Sale of Securities. If less than 80,000 shares of Series D Preferred Stock and the proportionate number of Warrants are sold at the Initial Closing, then, subject to the terms and conditions of this Agreement, the Company may sell the unsold remainder up to an aggregate of 80,000 shares of Series D Preferred Stock and a proportionate number of Warrants (as such, the "Remainder Shares and Warrants") to such Persons as the Board of Directors may determine, on the same terms and conditions as those contained in this Agreement (the date of any such sale, a "Subsequent Closing Date" and such closing a "Subsequent Closing"). The purchasers of any Remainder Shares and Warrants shall become, by their purchase thereof, parties to this Agreement and the Registration Rights Agreement and shall acknowledge their obligations under this Agreement and the Registration Rights Agreement in a writing delivered to the Company.

          On any Subsequent Closing Date, the Company shall deliver to each purchaser on such Subsequent Closing Date (a "Subsequent Purchaser") one or more certificates representing the Series D Preferred Stock purchased by such Subsequent Purchaser on such Subsequent Closing Date and a proportionate number of Warrants, registered in such Subsequent Purchaser's name or in the name of such Subsequent Purchaser's nominee in any denominations, all as such Subsequent Purchaser may specify by notice delivered to the Company at least two days prior to the Subsequent Closing Date (or, in the absence of such notice, one certificate representing the Series D Preferred Stock and one Warrant agreement, registered in such Subsequent Purchaser's name), duly executed and dated the Subsequent Closing Date, against each Subsequent Purchaser's delivery to the Company of immediately available funds in the amount of the purchase price.

          Section 1.4.  Representations  of the Purchasers.     Each   Purchaser
represents and warrants to the Company that:

(a)      Authorization.

                           Such  Purchaser has full power and authority to enter
into this Agreement, and that this Agreement, when

executed and delivered, will constitute a valid and legally binding obligation of the Purchaser.

(b)      Purchase Entirely for Own Account.

                  This Agreement is made with such Purchaser in reliance upon the Purchaser's representation to the Company, which by its execution of this Agreement such Purchaser hereby confirms, that the Securities to be purchased by such Purchaser will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

                  (c)      Reliance Upon Purchasers' Representations.

                  Such Purchaser understands that the Securities are not registered under the Securities Act on grounds that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Purchasers' representations set forth herein. Such Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, such
Purchaser has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Such Purchaser has no such intention.

                  (d)      Investment Experience.

                  Such Purchaser represents that it is experienced in evaluating and investing in private placement transactions and acknowledges that it is able to fend for itself, can bear the economic risk of such Purchaser's investment, and has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Securities. Such Purchaser also represents that it has not been organized for the purpose of acquiring the Securities.

(e)      Accredited Investor.

(1)      The term "Accredited Investor" as used herein refers to:

(i) A person or entity who is a director or executive officer of the Company;

                           (ii) Any bank as defined  in  Section  3(a)(2) of the
                  Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 as amended; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 as amended or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 as amended; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

                           (iii) Any  private  business  development  company as
                  defined in Section 202(a)(22) of the Investment Advisers Act of 1940 as amended;

                  (iv) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                  (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000;

                  (vi) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                  (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

                  (viii) Any entity in which all of the equity owners are Accredited Investors.

                  As used in this Paragraph 3.6(a), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Section 1.4 (e)(1), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the Purchaser should consider whether it should add any or all of the following items to the Purchaser's gross income for income tax purposes in order to reflect more accurately the Purchaser's actual economic income: any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

                  (2) Such Purchaser further represents to the Company that, except as otherwise disclosed to the Company in writing prior to such Purchaser's execution hereof, it is an Accredited Investor.

                  (f)      Restricted Securities.

                  The Purchaser understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely.

                  (g)      Legends.

                  To the extent  applicable,  each certificate or other document
evidencing   any  of  the   Securities   shall  be  endorsed  with  the  legends
substantially in the form set forth below:

                           (1)    The following legend under the Securities Act:

                       THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS, OR UNLESS THE PROPOSED TRANSACTION IS REGISTERED OR QUALIFIED AS REQUIRED.

                           (2)      Any   legend  imposed   or  required  by the
Company's Bylaws or applicable state securities laws.


          Section 2.  REPRESENTATIONS OF THE COMPANY.   The  Company  represents
and warrants to each of the Purchasers as of the date hereof and as of the Closing Date that:

          Section 2.1.  Organization and Authority of the Company.

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease and to transact the business it transacts and proposes to transact. The Company has all requisite power and authority to execute and deliver this Agreement, the Securities, and any other documents or agreements contemplated hereby and thereby, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereunder and thereunder. The Company is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification except such jurisdictions, if any, in which the failure to be so qualified or in good standing will not have a Material Adverse Effect on the Company.

          (b) The execution, delivery and performance of this Agreement, the Securities, and any other documents or agreements to which the Company is a party contemplated hereby and thereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by the Board of Directors. Each of this Agreement, the Securities, and any other document or agreement to which the Company is a party contemplated hereby or thereby has been (or on the Closing Date will have been) duly authorized, executed and delivered by, and each is (or, when duly executed and delivered on the Closing Date, will be) the valid and binding obligation of, the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

          Section 2.2. Business, Properties and Other Information Regarding the Company.

          (a) The Company has delivered to each of the Purchasers  copies of the
(i) audited report of the Company's independent accountants for the fiscal year ended January 29, 2000 containing balance sheets of the Company as of the last day of the fiscal year ended January 29, 2000, and the related statements of operations, shareholders' equity and cash flows of the Company for the fiscal year ended January 29, 2000 and (ii) the unaudited balance sheets and the related statements of operations, shareholders' equity and cash flows of the Company for the periods ended April 29, 2000 and June 29, 2000 (such financial statements being referred to collectively herein as the "Financial Statements").

The Financial Statements fairly present the financial position of the Company as of the respective dates of such balance sheets and the results of the Company's operations for the respective periods covered by such statements of operations, shareholders' equity and cash flows. The Financial Statements are true, accurate and complete in all material respects and have been prepared in accordance with GAAP consistently applied throughout the periods involved. There are no material liabilities, contingent or otherwise, of the Company as of the date hereof and as of the Closing Date required to be reflected in a balance sheet prepared in accordance with GAAP which are not reflected in such balance sheets. Since June 29, 2000, the Company has continued to experience operating losses. However, there have been no changes in the assets, liabilities or financial position of the Company from that set forth in such balance sheet as of such date, other than such continued operating losses and changes in the ordinary course of business or are otherwise disclosed in the reports filed by the Company pursuant to the Exchange Act.

          (b) As of their respective dates, neither the Financial Statements nor any certificate executed by the Company in connection with the transactions contemplated hereby and thereby, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since June 29, 2000, there has been no change in the business, prospects, properties, condition (financial or otherwise) or operations which has had a Material Adverse Effect on the Company other than its potential delisting from Nasdaq for which it has a hearing with Nasdaq scheduled on October 12, 2000. To the best of the Company's knowledge, no fact that has not been disclosed in the Company's Exchange Act reports or otherwise in writing to the Purchasers has had a Material Adverse Affect or, so far as the Company can reasonably foresee, will have a Material Adverse Effect on the Company, or will materially adversely affect the ability of the Company to perform its respective obligations under this Agreement, the Securities, the Registration Rights Agreement or any other documents or agreements contemplated hereby and thereby.

          Section 2.3.  Capital Stock.

          (a) The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock and 250,000 shares of preferred stock ("Preferred Stock"). On the date hereof and on the Closing Date, approximately 5,617,275 shares of Common Stock and 83,833 shares of Preferred Stock (other than the Series D Preferred Stock) are and will be issued and outstanding, all of which shares have been duly and validly issued and are fully paid and nonassessable.

          (b) The Company does not have outstanding any capital stock or other securities convertible into or exchangeable for any of its capital stock or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any of its capital stock or any securities convertible into or exchangeable for any of its capital stock, other than (i) stock options issued under the Company's stock option plans, (ii) Warrants dated January 18, 2000 and August 8, 2000, to purchase an aggregate of 30,000 shares of Common Stock issued to Heller Financial, Inc.,
(iii) the Company's Senior Subordinated Convertible Pay-In-Kind Notes due 2005 (the "Convertible Notes"), (iv) the Series D Preferred Stock and (v) the Warrants.

          (c) The Company does not have any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock or obligation evidencing the right of the holder thereof to purchase any of its capital stock, other than the Company's obligation to repurchase stock owned by an employee under The Right Start, Inc. Employee Stock Purchase Plan after such employee elects to withdraw from such plan. There is not in effect any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities under the Securities Act, other than (i) the shelf registration on file with the Commission for Kayne Anderson to register shares of common stock owned by Kayne Anderson, (ii) registration rights set forth in the Securities Purchase Agreements dated January 18, 2000 and August 8, 2000, between the Company and Heller Financial, Inc., (iii) registration rights set forth in the Registration Rights Agreement dated as of September 1, 2000 with respect to Common Stock issuable upon conversion of the Convertible Notes and (iv) registration rights set forth in the Registration Rights Agreement dated as of the date hereof with respect to Common Stock issuable upon conversion of the Series D Preferred Stock and the Warrants.

          Section 2.4.  Litigation;  Observance  of  Statutes,  Regulations  and
Orders.

          (a) There are no actions, suits or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its properties in any court or before any arbitrator of any kind or before or by any Governmental Body except actions, suits or proceedings arising in the ordinary course of business which individually or in the aggregate, if adversely determined, would not have a Material Adverse Effect on the Company or materially adversely affect its ability to perform its obligations under this Agreement, the Securities, and any other document or agreement contemplated hereby or thereby.

          (b) The Company is not in default under any order of any court, arbitrator or Governmental Body, or subject to or a party to any Order of any court or Governmental Body arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters. The Company is not in violation of any statute or other rule or regulation of any Governmental Body the violation of which would have a Material Adverse Effect on the Company or materially adversely affect its ability to perform its obligations under this Agreement, the Securities, and any other document or agreement contemplated hereby or thereby.

          Section 2.5.  Title to Property.

          (a) The Company has good and marketable title to its real properties and good and merchantable title to each of its other properties as are reflected on the Financial Statements, except for personal property sold or otherwise disposed of in the ordinary course of business. All properties of the Company are free and clear of all Liens, other than Permitted Liens.

          (b) The Company enjoys full and undisturbed possession under all leases necessary in any material respect for the operation of its business (the "Leases"). None of the Company's Leases contain any unusual or burdensome provisions which, individually or in the aggregate, are likely to materially impair the operation of the business of the Company. The Company's Leases are valid and subsisting and are in full force and effect, and there are no existing material defaults by the Company or events that with notice or lapse of time or both would constitute material defaults by the Company under any of the Leases.

          Section 2.6. Taxes. The Company has filed all tax returns which are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by the Company to the extent the same have become due and payable and before they have become delinquent, except for any taxes and assessments the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company has set aside on its books reserves (segregated to the extent required by GAAP) deemed by it to be adequate. The Company knows of no proposed material tax assessment against the Company and in the opinion of the Company all tax liabilities are adequately provided for on the books of the Company.

          Section 2.7. Compliance with Laws and Other Instruments of the Company. The consummation of the transactions contemplated by this Agreement and the execution, delivery and performance of the terms and provisions of this Agreement, the Securities, or any other document or agreement contemplated hereby or thereby will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under, any material indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-laws or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any Order of any court, arbitrator or Governmental Body applicable to the Company, or (iii) violate any provision of any statute or other rule or regulation of any Governmental Body applicable to the Company.

          Section 2.8. Governmental Authorizations. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required for the issuance of the Securities or the valid execution and delivery of the Securities or for the performance by the Company of this Agreement, the Securities, and any other documents or agreements contemplated hereby and thereby other than filings of Securities Act Form D, California Form 25102(f) and similar filings.

          Section 2.9. Licenses and Permits. The Company possesses all licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names, or rights thereto, required to conduct its business substantially as now conducted and as currently proposed to be conducted, without known conflict with the rights of others.

          Section 2.10.  Compliance with ERISA.

          (a) Neither the Company nor any Related Person (as defined below) has breached the fiduciary rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or engaged in any transaction in connection with which the Company or any Related Person could be subjected to a suit for damages, a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), in any such case which would be materially adverse to the Company.

For purposes of this Section 2.10, a "Related Person" shall mean any trade or business, whether or not incorporated, which, together with the Company, would be treated as a single employer under Section 414 of the Code.

          (b) Neither any employee pension benefit plan (as defined in Section 3(2) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Related Person or with respect to which the Company or any Related Person is or has been obligated to contribute (a "Plan") nor any trust created under any Plan has been terminated within the meaning of Title IV of ERISA since September 2, 1974 under circumstances that could result in liability which could be materially adverse to the Company. Other than premiums due and owing in the normal course, no liability to the Pension Benefit Guaranty Corporation (the "PBGC") has been incurred and remains unsatisfied or is expected by the Company to be incurred with respect to any Plan by the Company or any Related Person which is or would be materially adverse to the Company. There has been no reportable event (within the meaning of Section 4043(b) of ERISA) or any other event or condition with respect to any Plan which presents a risk of termination of any such Plan by the PBGC under circumstances which in any case could result in liability which would be materially adverse to the Company.

          (c) Neither the Company nor any Related Person has within the past six years contributed, or had any obligation to contribute, to a single employer plan that has at least two contributing sponsors not under common control or has ceased operations at a facility under circumstances which could result in liability under Section 4068(f) of ERISA.

          (d) There is no multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Company or any Related Person is or has ever been obligated to contribute under Title IV of ERISA.

          (e) No accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan. Full payment has been made within the time required under Section 412 of the Code of all amounts that the Company or any of its Related Persons is required under the terms of each Plan and applicable law to have paid as contributions to such Plan as of the date hereof. Each Plan satisfies the minimum funding standard of Section 412 of the Code.

          (f) The present value of the benefit liabilities (within the meaning of Title IV of ERISA) under all Plans determined as of May 31, 1996 and on the basis of PBGC assumptions required under Title IV of ERISA did not exceed the current value of the assets of all such Plans determined as of such date.

          (g) Neither the Company nor any Related Person has engaged in any transaction that could result in the incurrence of any liabilities under Section 4069 or Section 4212 of ERISA.

          (h) The Company is not a party in interest with respect to any employee benefit plan, except for The Right Start, Inc. Employee Stock Ownership Plan and The Right Start, Inc. 401(k) Plan and securities of the Company are not employer securities with respect to any employee benefit plan other than the above listed plans. For such purpose, the term "employee benefit plan" shall have the meaning assigned to such term in Section 3 of ERISA and the term
"employer security" shall have the meaning assigned to such term in Section 407(d)(1) of ERISA. The execution and delivery of this Agreement, the Securities and any other agreements or instruments executed in connection herewith and therewith will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code.

          Section 2.11. Investment Company Act. The Company is not an investment company or a person directly or indirectly controlled by or acting on behalf of an investment company within the meaning of the Investment Company Act of 1940, as amended.

          Section 2.12. Environmental Compliance. The Company has obtained and is in compliance with all permits, licenses, and other authorizations that are required under all Environmental Laws (as hereinafter defined), including laws relating to emissions, discharges, releases or threatened releases of contaminants into the environment (including, without limitation, ambient air, surface water, ground water or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of contaminants, except to the extent that failure to have any such permit, license or other authorization does not have a Material Adverse Effect on the Company.

          Section 2.13. Maintenance of Insurance. The Company carries insurance covering its properties and business adequate and customary for the type and scope of the properties and business. The Company's present insurance coverage is as set forth in Schedule 2.13 hereto.

          Section 2.14. Labor Relations. To the best knowledge of the Company, no material unfair labor practice complaint or sex, age, race or other discrimination claim has been brought during the last five years against the Company before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Body. During that period, the Company has complied in all material respects with all applicable laws relating to the employment of labor, including, without limitation, those relating to immigration, wages, hours and collective bargaining.

          Section 2.15. Assumptions or Guaranties of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) on any Indebtedness of any other Person.

          Section 2.16. Disclosure. The Company has provided to Purchaser copies of its Annual Report on Form 10-K for the fiscal year ended January 29, 2000, and its quarterly reports on Form 10-Q for the periods ended April 29, 2000 and June 29, 2000, which include the Financial Statements (the "Exchange Act Documents"). Such documents are true, accurate and complete in all material respects. Neither this Agreement, the Financial Statements, the Exchange Act Documents nor any other agreement, document, certificate or written statement furnished to Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact. There is no fact within the knowledge of the Company or any of its executive officers which has not been disclosed herein or in the Exchange Act Documents or in writing by them to Purchaser and that now, or in the future in their opinion may, insofar as they can now reasonably foresee, have a Materially Adverse Effect on the Company.

          Section 2.17. Valid Issuance of Preferred and Common Stock. The Series D Preferred Stock that is being purchased by the Purchasers hereunder, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series D Preferred Stock and the Warrants being purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Series D Preferred Stock, as set forth in the Certificate of Determinations, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

          Section 3. CONDITIONS OF CLOSING. Each Purchaser's obligation to purchase and pay for the Securities to be purchased by such Purchaser on the Closing Date shall be subject to the satisfaction on or before the Closing Date of the conditions hereinafter set forth.

          Section 3.1. Proceedings Satisfactory. All proceedings taken on or prior to the Closing Date in connection with the issuance of the Securities and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be reasonably satisfactory in form and substance to the Purchasers and their special counsel, and they shall have received copies of such documents, papers, and certificates of officers of the Company, all in form and substance reasonably satisfactory to the Purchasers and their special counsel, as they may reasonably request in connection therewith.

          Section 3.2. Representations True; Officer's Certificate. All representations and warranties of the Company contained in Section 2 shall be true in all material respects, in each case on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; the Company shall have performed all agreements on its part required to be performed under this Agreement on or prior to the Closing Date; the Company shall not have consolidated with, merged into, or sold, leased or otherwise disposed of its properties as an entirety or substantially as an entirety to any Person; all conditions specified in Section 3 shall have been satisfied; and the Purchasers shall have received a certificate signed by the Chairman of the Board of Directors, the President or the principal financial officer of the Company, dated the Closing Date, certifying to the effect specified in this Section.

          Section 3.3. Purchase Permitted by Applicable Laws. The sale by the Company and the payment for the Securities to be purchased by the Purchasers (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion, (ii) shall not subject any Purchaser to any penalty under or pursuant to any applicable law or governmental regulation, and
(iii) shall be permitted by the laws and regulations of the jurisdictions to which any Purchaser is subject.

          Section 3.4. Securities. The Securities shall have been duly executed and delivered by the parties thereto in the respective forms attached as Exhibits B and D, with only such changes or additions as the Purchasers or their special counsel shall, in their sole judgment, require and all governmental charges payable in connection therewith shall have been paid (or payment shall have been provided for) in full, and shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived without each Purchaser's prior written consent. A Certificate of Determinations in substantially the form of Exhibit A shall have been filed with the Secretary of State of the State of California.

          Section 3.5. Registration Rights Agreement. The Company shall have entered into the Registration Rights Agreement substantially in the form set forth as Exhibit C hereto.

          Section 3.6. Third-Party Consents. The Company shall have received all
third  party  and  governmental   consents  and  waivers   necessary  to  permit
consummation of the transactions contemplated hereunder.

          Section 4.  DEFINITIONS.

          Section 4.1. Definitions. Except as otherwise specified or as the context may otherwise require, the following terms shall have the respective meanings set forth below whenever used in this Agreement:

          "Affiliate" means a Person (i) that directly or indirectly controls, or is controlled by, or is under common control with, the Company, (ii) that beneficially owns ten percent (10%) or more of the Voting Stock of the Company, or (iii) ten percent (10%) or more of the Voting Stock (or in the case of a Person which is not a corporation, ten percent (10%) or more of the equity interest) of which is owned by the Company. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" has the meaning ascribed thereto in Section 1.1.

          "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that board.

          "Business Day" means any day other than a Saturday, Sunday or a day on which banks in the State of California are required or permitted to close.

          "Capital Lease" means any lease of property that, in accordance with GAAP, should be capitalized on the lessee's balance sheet or for which the amount of the asset and liability thereunder, if so capitalized, should be disclosed in a note to such balance sheet; and "Capital Lease Obligation" means the amount of the liability with respect to a Capital Lease that should be so capitalized or disclosed.

          "Closing" has the meaning ascribed thereto in Section 1.2.

          "Closing Date" has the meaning ascribed thereto in Section 1.2.

          "Code" has the meaning ascribed thereto in Section 2.10.

          "Commission" means the Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act and the Exchange Act.

          "Common Stock" has the meaning ascribed thereto in Section 1.1.

          "Company" means The Right Start, Inc., a California corporation.

          "Environmental Law" or "Environmental Laws" mean any law or Order relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

          "ERISA" has the meaning ascribed thereto in Section 2.10.

          "Exchange Act" means the Securities and Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

          "Exchange Act Documents" has the meaning ascribed thereto in Section 2.16.

          "Financial  Statements"  has the meaning  ascribed  thereto in Section
2.2.

          "GAAP" means generally accepted accounting principles as in effect at the time of application to the provisions hereof.

          "Governmental Body" means any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, foreign or domestic, or any financial or other rating agency.

          "Guarantee" means any guarantee or other contingent liability, direct or indirect, with respect to any Indebtedness of another person, through an agreement or otherwise, including, without limitation, (i) any endorsement (otherwise than for collection or deposit in the ordinary course of business) or discount with recourse or undertaking substantially equivalent to or having similar economic effect of a guarantee with respect to any such Indebtedness, and (ii) any agreement (A) to purchase, or to advance or supply funds for the payment or purchase of, any such Indebtedness of another, (B) to purchase, sell or lease property, products, materials or supplies, or transportation or services, primarily for the purpose of enabling such other person to pay such Indebtedness or to assure the owner thereof against loss regardless of the delivery or non-delivery of the property, products, materials or supplies or transportation or services, or (C) to make any loan, advance, capital contribution or other investment in such other person to assure a minimum equity, working capital or other balance sheet condition for any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in such other person. The amount of any Guarantee shall be equal to the outstanding principal amount of the Indebtedness guaranteed, unless some lesser limitation is specifically stated in such Guarantee.

          "Holder" means each of the Purchasers and any other Person that becomes a registered holder of any of the Series D Preferred Stock as registered on the books of the Company.

          "Indebtedness" means any obligation for borrowed money or for which interest is customarily paid, but in any event shall include without limitation
(i) any obligation owed for all or any part of the purchase price of property, services or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased or services rendered in the ordinary course of business, (ii) any obligations secured by any Lien in respect of property even though the person owning the property has not assumed or become liable for the payment of such obligation, (iii) any Capital Lease Obligation, (iv) any Guarantee with respect to Indebtedness (of the kind otherwise described in this definition) of another person, and (v) obligations in respect of letters of credit, surety bonds and completion bonds.

          "Kayne Anderson" means Kayne Anderson Investment Management, Inc., Kayne Anderson Capital Advisors, L.P., Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited, ARBCO Associates, L.P., Kayne Anderson Diversified Capital Partners, L.P., and Kayne Anderson Capital Partners, L.P. and each of their Affiliates.

          "Leases" has the meaning ascribed thereto in Section 2.5.

          "Lien" means, as to any person, any mortgage, lien, pledge, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of the person under any Indebtedness, conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset of the person, or the signing or filing of a financing statement which names the person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement.

          "Material Adverse Effect" means, with respect to any Person, a material adverse effect on the business, prospects, properties, condition (financial or otherwise) or operations of such Person.

          "Order" means any order, writ, injunction, decree, judgment, award, determination, direction or demand.

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "Permitted Liens" means:

               (a) Liens for taxes, assessments, or governmental charges or claims the payment of which is not yet past due or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established;

               (b) statutory Liens of landlords, carriers, warehousemen, mechanics, or materialmen, and other Liens imposed by law and incurred in the ordinary course of business, that are for sums not yet delinquent for a period of more than thirty (30) days or are being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP, shall have been made therefor;

               (c) Liens incurred or deposits or pledges made in the ordinary course of business in connection with workers' compensation, unemployment insurance, and other types of social security laws;

               (d) any attachment or judgment Lien; provided that (i) the time for the appeal or petition for rehearing of such judgment lien shall not have expired; (ii) the Company in good faith shall be prosecuting an appeal or proceeding for review with respect to which execution has been stayed pending such appeal or which is vacated or discharged within thirty (30) days of the termination of such stay; or (iii) with respect to which payment in full above any applicable deductible is covered by insurance (so long as no reservation of rights has been made by the insurer in connection with such coverage), and Liens incurred to secure any surety bonds, appeal bonds, supersedeas bonds, or other instruments serving a similar purpose in connection with the appeal of any such judgment or any proceeding to which the Company is a party;

               (e) minor survey exceptions, easements and licenses, reservations of, or rights of others for, rights-of-way, highway and railroad crossings, sewers, electric lines, telegraph and telephone lines, and other similar purposes, or zoning or other restrictions or similar charges with respect to the use of real properties not incurred in connection with Indebtedness of the Company or materially detracting from the value of such properties; and

               (f) any Lien on the Company's assets or properties to secure payment to a lender to the Company.

          "Person" shall include an individual, a corporation, an association, a partnership, a limited liability company, a limited liability partnership, a trust or estate, a government, foreign or domestic, and any agency or political subdivision thereof, or any other entity.

          "Purchasers" means the Purchasers listed on Schedule I hereto and their successors and assigns.

            "Remainder  Shares and Warrants" has the meaning ascribed thereto in
Section 1.3.

          "Securities" has the meaning ascribed thereto in Section 1.1.

          "Securities Act" means the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

          "Voting Stock" means any equity security entitling the holder of such security to vote at meetings of shareholders except an equity security which entitles the holder of such security to vote only upon the occurrence of some contingency, unless that contingency shall have occurred and be continuing.

          Section 4.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP, all computations made pursuant to this Agreement shall be made in accordance with GAAP, and all balance sheets and other financial statements shall be prepared in accordance with GAAP, except in the case of unaudited financial statements which are subject to year-end audit adjustments and the absence of footnotes.

          Section 5. REGISTRATION, TRANSFER AND EXCHANGE OF SECURITIES; LOST SECURITIES. The Company shall keep at its principal executive office a register in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), it shall provide for the registration and transfer of the Securities.

          The Securities may not be sold, transferred, pledged or hypothecated unless the proposed transaction does not require registration or qualification under federal or state securities laws or unless the proposed transaction is registered or qualified as required.

          The Holder of any of the Securities may, at such Holder's option, surrender the same for transfer or exchange at the principal executive office of the Company, accompanied in the case of a transfer or assignment by a written instrument of transfer or assignment in form satisfactory to the Company duly executed by the registered Holder thereof or by such Holder's attorney duly authorized in writing. In case any Holder shall so request the transfer, assignment or exchange of any Security, the Company at its expense shall execute and deliver in exchange therefor one or more new Securities, as may be requested by such Holder, in the same denomination or denominations as the Securities or Securities so surrendered.

          The Company and any agent of the Company may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of dividends and for all other purposes whatsoever.

          Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Security, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, upon surrender and cancellation of such Security or receipt of such indemnity, the Company shall make and deliver in lieu of such Security a new Security in the same denomination.

          Notwithstanding the foregoing provisions of this Section, if any Security of which any Purchaser or any other institutional Holder is the owner is lost, stolen or destroyed, then the affidavit of such Purchaser or such Holder's Treasurer or Assistant Treasurer (or other responsible official), setting forth the name of the owner of such Security and the circumstances with respect to such loss, theft or destruction, shall be accepted as satisfactory evidence thereof, and no indemnity shall be required as a condition to the execution and delivery by the Company of a new Security in lieu of such Security (or as a condition to the payment thereof, if due and payable) other than a Purchaser's or such Holder's written agreement to indemnify the Company.

          Section 6. TAXES. The Company shall pay all taxes (including interest and penalties), other than taxes imposed on the income of the Purchasers, which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery of any of the Common Shares or of any amendment of, or waiver or consent under or with respect to, this Agreement or any of the Common Shares and shall save each Purchaser harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax.

          Section 7.  MISCELLANEOUS.

          Section 7.1. Indemnification. The Company hereby agrees to indemnify, exonerate and hold each Purchaser and each of their respective partners and affiliates, and their shareholders, officers, directors, employees and agents, free and harmless from and against any and all actions, causes of action, suits, litigation, losses, liabilities and damages, investigations or proceedings instituted by any governmental agency or any other Person, and expenses in connection therewith, including without limitation reasonable attorneys' fees and disbursements, incurred by the indemnitee or any of them as a result of, or arising out of, or relating to (a) any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale by the Company of any securities hereunder, or (b) the execution, delivery, performance or enforcement of this Agreement or any instrument contemplated hereby by any of the indemnitees, except in each such case to the extent any such indemnified liabilities arise on account of such indemnitee's gross negligence, willful misconduct or bad faith.

          Section 7.2. Expenses. The Company and Purchasers each agree to pay all their own costs and expenses in connection with the preparation, execution and delivery of this Agreement, the Securities and other instruments and documents to be delivered hereunder.

         Section 7.3. Amendments, Waiver and Consents. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of more than fifty percent (50%) of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Series D Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

          Section 7.4. Reliance on and Survival of Representations. All agreements, representations and warranties of the Company contained in this Agreement and in any certificates or other instruments delivered pursuant to this Agreement shall (i) be deemed to be material and to have been relied upon by the Purchasers, notwithstanding any investigation heretofore or hereafter made by any Purchaser or on such Purchaser's behalf, and (ii) survive the execution and delivery of this Agreement and the Securities, and shall continue in effect so long as any Security is outstanding.

          Section 7.5. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Company, each of the Purchasers, and the Purchasers' respective successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each Person who shall from time to time be a Holder of any of the Securities. The Company may not assign its rights under this Agreement.

          Section 7.6. Notices. All notices and other communications provided for in this Agreement shall be in writing and delivered, telecopied or mailed, first class postage prepaid, addressed:

          (a)  If to the Company:

                    The Right Start, Inc.
                    5388 Sterling Center Drive Unit C
                    Westlake Village, CA 91361
                    Attention:  President
                    Facsimile:  (818) 707-7132

    with a copy to:

                    Milbank, Tweed, Hadley & McCloy
                    601 S. Figueroa, 30th Floor
                    Los Angeles, CA 90017
                    Attention:  Kenneth J. Baronsky, Esq.
                    Facsimile:  (213) 629-5063


          (b) If to the Holders, at the addresses set forth on the signature page (in the case of the Purchaser) and as may be designated by notice to the Company.

          Any such notice or communication shall be deemed to have been duly given when delivered, telecopied or mailed as aforesaid. Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telecopy) the confirmation being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

          Section 7.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          Section 7.8. Governing Law. This Agreement and the Securities and (unless otherwise provided) all amendments, supplements, waivers and consents relating hereto or thereto shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of laws principles thereof.

          Section 7.9. Waiver of Jury Trial. EACH PURCHASER, EACH HOLDER, BY ITS ACCEPTANCE OF ANY OF THE SECURITIES, AND THE COMPANY, EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES, OR ANY OTHER AGREEMENTS RELATING TO THE SECURITIES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Purchasers and the Company each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each shall continue to rely on the waiver in their related future dealings. The Purchasers and the Company further represent and warrant that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE SECURITIES, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SECURITIES. In the event of litigation, this Agreement may be filed as a written consent to a trial by the Court.

            Section 7.10 Effect of Amendment or Waiver. Each Purchaser acknowledges that by operation of Section 9.3 the Holders of more than fifty percent (50%) of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Series D Preferred Stock will have the right and power to diminish or eliminate all rights of such Purchaser under this Agreement.

            Section 7.11 Entire Agreement. This Agreement, including the other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

            Section 7.12 Exculpation Among Purchasers. Each Purchaser acknowledges that such Purchaser is not relying upon any Person other than the Company in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents or employees of any Purchaser shall be liable for any action taken or omitted to be taken at any time by any of them in connection with the Series D Preferred Stock (and the Common Stock issued upon conversion of the Series D Preferred Stock).

[Remainder of page intentionally left blank]

          Each Purchaser is requested to sign the form of acceptance in the space provided below whereupon this Agreement shall become a binding agreement between such Purchaser and the Company.

                         Very truly yours,


                         THE RIGHT START, INC.



                         By: /s/ Jerry R. Welch
                             Jerry R. Welch
                             Chief Executive Officer

                         Securities Purchase Agreement

 The foregoing Agreement is hereby accepted as of the date first above written:

                                  KAYNE FAMILY PARTNERSHIP, L.P.

                                  By: Jemasa, Inc.

                                  /s/ Richard Kayne
                                  Richard Kayne
                                  President

                                  Address for Notices:
                                  1800 Avenue of the Stars
                                  2nd Floor

                                  Los Angeles, California 90067
                                  Attention:  Richard Kayne

                                  Facsimile: 310.284.6490


                                  FORTUNE TWENTY-FIFTH, INC.

                                  /s/ Fred Kayne
                                  Fred Kayne

                                  Address:
                                  c/o Fred Kayne

                                  P.O. Box 381,
                                  Glenbrook, Nevada 89413

                                  Copy to:
                                  1800 Avenue of the Stars
                                  Suite 310
                                  Los Angeles, California 90067
                                  Attention:  Fred Kayne

                                  Facsimile: 310.551.3077



                                  /s/ Jerry D. Kayne
                                  Jerry D. Kayne, Trustee

                                  Address:
                                  c/o Fortune Financial
                                  1800 Avenue of the Stars
                                  Suite 310
                                  Los Angeles, California 90067

                                  Facsimile: 310.551.3077

                                  /s/ Stephen Kayne
                                  Stephen Kayne

                                  Address:
                                  c/o Fortune Financial
                                  1800 Avenue of the Stars
                                  Suite 310
                                  Los Angeles, California 90067

                                  Facsimile: 323.277.9025

                                  /s/ Lloyd Miller
                                  Lloyd Miller
                                  Address:
                                  4550 Gordon Drive
                                  Naples, Florida 34102

                                  Facsimile: 941.262.8025


                                  NEWBERG FAMILY TRUST dated 12-18-90
                                  /s/ Bruce Newberg
                                  Bruce Newberg, Trustee

                                  Address:
                                  466 North Carmelina Avenue
                                  Los Angeles, California 90049

                                  Facsimile: 310.914.9242

                                  O.S. II, Inc.
                                  By:
                                  /s/ Jill Higgins
                                  Jill Higgins
                                  its President
                                  Address:
                                  4224 Clybourne Avenue
                                  Burbank, California 91505

                                  Facsimile: 818.559.5617

                                  HSMC PARTNERS, L.P.

                                  By:/s/ Jerrold N. Fine
                                  Jerrold N. Fine
                                  its managing partner

                                  Address:
                                  10 Wright Street
                                  Building B-4
                                  Westport, Connecticut 06881

                                  Facsimile: 203.226.7596

                                  /s/ William Calvert
                                  William Calvert

                                  Address: c/o Lehman Brothers
                                  1100 Glendon Avenue  11th Floor
                                  Westwood, California 90024

                                  Facsimile: 310.481.4102


                                  /s/ Milton T. Okun Rosemary Okun
                                  Milton T. Okun & Rosemary Okun,
                                  as community property

                                  Address: 942 North Alpine
                                  Beverly Hills, CA 90210

                                  Facsimile: 310.285.0892


                                  /s/ Robert A. Muh
                                  Robert A. Muh

                                  Address: c/o Sutter Securities, Inc.
                                  1 Sansome Street Suite 3950
                                  San Francisco, CA 94104

                                  Facsimile: 415.288.2355


                                  /s/ Sigmund Wolkomir and Judith Wolkomir
                                  Sigmund and Judith Wolkomir

                                  Address: 707 Broughton Road
                                  Bethel Park, PA 15102

                                  Facsimile:


                                  /s/ Bryant Riley
                                  Bryant Riley

                                  Address: 11150 Santa Monica Boulevard
                                  Suite 750
                                  Los Angeles, California 90025

                                  Facsimile: 310.966.1448

                                  /s/ Gilbert E. Matthews
                                  Gilbert E. Matthews

                                  Address: c/o Sutter Securities, Inc.
                                  1 Sansome Street Suite 3950
                                  San Francisco, CA 94104

                                  Facsimile: 415.288.2355

                                  /s/ Keith Kretschmer
                                  Keith Kretschmer

                                  Address:
                                  c/o PIMCO/OPPENHEIMER
                                  41 George St

                                  The Rocks

                                  Sydney NSW 2000
                                  AUSTRALIA

                                  Copy to:
                                  6 Astor Court
                                  Doylestown, PA 18901

                                  Facsimile: 011 612 9241 6955
                                  215.230.9018



                                  /s/ Carl E. Warden
                                  Carl E. Warden SEP/IRA
                                  Dain Rauscher Custodian

                                  Address:
                                  800 North Shoreline, Suite 2200
                                  Corpus Christi, Texas 78401

                                  Facsimile: 361.888.8613

                                  /s/ Michael Targoff
                                  Michael Targoff

                                  Address:
                                  1330 Avenue of the Americas
                                  36th Floor
                                  New York, New York 10019

                                  Facsimile: 212.842.1540

                                  HACKING FAMILY TRUST


                                  /s/ Thomas T. Hacking
                                  Thomas T. Hacking, Trustee

                                  Address :
                                  1800 Avenue of the Stars
                                  2nd Floor
                                  Los Angeles, CA 90067

                                  Facsimile: 310.284.6444

                                  A.E. HALL & COMPANY MONEY PURCHASE PLAN

                                  /s/ Arthur E. Hall
                                  Arthur E. Hall, Trustee

                                  Address :
                                  P.O. Box 1479
                                  or 1726 Cedarwood Drive
                                  Minden, Nevada 89423

                                  Facsimile: 775.782.4787

                                  /s/ Robert Schnell
                                  Robert Schnell, IRA

                                  Address :
                                  933 North Rexford Drive
                                  Beverly Hills, California 90210

                                  Facsimile: 213.624.1224

                                   EXHIBIT B


No. of Stock Units: _______                                Warrant No. __

                                     WARRANT

                           to Purchase Common Stock of

                              The Right Start, Inc.

THIS IS TO CERTIFY THAT _______________, a ___________, or its registered assigns, is entitled to purchase from The Right Start, Inc., a California corporation (the "Company"), at any time on and after the date hereof (the "Closing Date"), but not later than 5:00 p.m., Pacific Standard time, on October 6, 2005 (the "Expiration Date"), _____ (_____) Stock Units, in whole or in part, at a purchase price per Stock Unit of $2.00 all on the terms and conditions hereinbelow provided.

This Warrant has been issued in accordance with that certain Securities Purchase Agreement dated as of the date hereof between the Company and the investors named therein (the "Purchase Agreement").

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS, OR UNLESS THE PROPOSED TRANSACTION IS REGISTERED OR QUALIFIED AS REQUIRED.

     Section 1. Certain Definitions. As used in this Warrant, unless the context otherwise requires:

     "Affiliate" of any Person means a Person (1) that directly or indirectly controls, or is controlled by, or is under common control with, such other Person, (2) that beneficially owns ten percent (10%) or more of the Voting Stock of such other Person, or (3) ten percent (10%) or more of the Voting Stock (or in the case of a Person which is not a corporation, ten percent (10%) or more of the equity interest) of which is owned by such other Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Appraised Value" shall mean the fair market value of all outstanding shares of Common Stock (on a fully diluted basis including any fractional shares and assuming the exercise in full of all then-outstanding options, warrants or other rights to purchase shares of Common Stock that are then currently exercisable at exercise prices less than the Current Market Price), as determined by a written appraisal prepared by an appraiser acceptable to the Company and the holders of Warrants evidencing a majority in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants. "Fair market value" is defined for this purpose as the price in a single transaction determined on a going-concern basis that would be agreed upon by the most likely hypothetical buyer for a 100% controlling interest in the equity capital of the Company (on a fully diluted basis including any fractional shares and assuming the exercise in full of all then-outstanding options, warrants or other rights to purchase shares of Common Stock that are then currently exercisable at exercise prices less than the Current Market Price), with consideration given to the effect of all noncompete covenants signed by the seller and employment agreements signed by key management personnel of the Company (and of its subsidiaries), each extending for a period of time considered sufficient by all parties to effect the transfer of goodwill from the seller to the buyer and disregarding any discounts for nonmarketability of Common Stock of the Company. In the event that the Company and said holders cannot, in good faith, agree upon an appraiser, then the Company, on the one hand, and said holders, on the other hand, shall each select an appraiser, the two appraisers so selected shall select a third appraiser who shall be directed to prepare such a written appraisal (the "Appraisal") and the term Appraised Value shall mean the appraised value set forth in the Appraisal prepared in accordance with this definition. The fees and expenses of any appraisers shall be paid by the Company, except in the case in which the valuation of any appraiser who renders an Appraisal is within ten percent (10%) of the value originally determined by the Board of Directors, in which case the holders shall pay the fees and expenses of any appraisers. In the event that the Company bears the cost of the appraisal process, such cost shall be deemed an account payable of the Company and shall be considered in the determination of the Appraised Value.

     "Board of Directors" shall mean either the board of directors of the Company or any duly authorized committee of that board.

     "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banks in the State of California are required or permitted to close.

     "Commission" shall mean the Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act and the Exchange Act.

     "Common Stock" shall mean the Company's authorized Common Stock, no par value per share, irrespective of class unless otherwise specified, as constituted on the date of original issuance of this Warrant, and any stock into which such Common Stock may thereafter be changed, and shall also include stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company issued to the holders of shares of stock upon any reclassification thereof.

     "Company" shall mean The Right Start, Inc., a California corporation.

     "Current Market Price" per share of Common Stock for the purposes of any provision of this Warrant at the date herein specified, shall be deemed to be the price determined pursuant to the first applicable of the following methods:

          (i) If the Common Stock is traded on a national securities exchange or is traded in the over-the-counter market, the Current Market Price per share of Common Stock shall be deemed to be the average of the daily market prices for 20 consecutive Business Days commencing 20 Business Days before such date. The market price for each such Business Day shall be (a) if the Common Stock is traded on a national securities exchange or in the over-the-counter market, its last sale price on the preceding Business Day on such national securities exchange or over-the-counter market or, if there was no sale on that day, the last sale price on the next preceding Business Day on which there was a sale, all as made available over the Consolidated Last Sale Reporting System of the CTA Plan (the "CLSRS") or, if the Common Stock is not then eligible for reporting over the CLSRS, its last reported sale price on the preceding Business Day on such national securities exchange or, if there was no sale on that day, on the next preceding Business Day on which there was a sale reported on such exchange or (b) if the principal market for the Common Stock is the over-the-counter market, but the Common Stock is not then eligible for reporting over the CLSRS, but the Common Stock is quoted on The Nasdaq Stock Market, Inc. ("Nasdaq"), the last sale price reported on Nasdaq on the preceding Business Day or, if the Common Stock is an issue for which last sale prices are not reported on Nasdaq, the closing bid quotation on such day, but, in each of the next preceding two cases, if the relevant Nasdaq price or quotation did not exist on such day, then the price or quotation on the next preceding Business Day in which there was such a price or quotation.

          (ii) If the Current Market Price per share of Common Stock cannot be ascertained by any of the methods set forth in paragraph (i) immediately above, the Current Market Price per share of Common Stock shall be deemed to be the price equal to the quotient determined by dividing the Appraised Value by the number of outstanding shares of Common Stock (on a fully diluted basis including any fractional shares and assuming the exercise in full of all then-outstanding options, warrants or other rights to purchase shares of Common Stock that are then currently exercisable at exercise prices equal to or less than the Current Market Price).

     "Current Warrant Price" per share of Common Stock, for the purpose of any provision of this Warrant at the date herein specified, shall mean the amount equal to the quotient resulting from dividing the Exercise Price in effect on such date by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date.

     "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

     "Exercise Price" shall mean the purchase price per Stock Unit as set forth on the first page of this Warrant on the Closing Date and thereafter shall mean such dollar amount as shall result from the adjustments specified in Section 4.

     "Holder" means, initially, _______________, a ___________, and thereafter any Person that is or Persons that are the registered holder(s) of the Warrant or Warrant Stock as registered on the books of the Company.

     "Liquidity Event" shall mean (i) the sale of all or substantially all the assets of the Company for cash, (ii) a merger, acquisition, sale or recapitalization of the Company whereby the Holder of this Warrant is entitled by the terms of such transaction to receive cash in lieu of this Warrant or its exercise or (iii) the initial firm-commitment public offering by the Company of its Common Stock.

     "Nonpreferred Stock" shall mean the Common Stock and shall also include stock of the Company of any other class which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption.

     "Person" shall include an individual, a corporation, an association, a partnership, a limited liability company, a trust or estate, a government, foreign or domestic, and any agency or political subdivision thereof, or any other entity.

     "Restricted Certificate" shall mean a certificate for Common Stock or a Warrant bearing the restrictive legend set forth in the preamble.

     "Restricted Securities" shall mean Restricted Stock and the Restricted Warrant.

     "Restricted Stock" shall mean Common Stock evidenced by a Restricted Certificate.

     "Restricted Warrant" shall mean a Warrant evidenced by a Restricted Certificate.

     "Securities" shall mean the Warrant issued to the Holder, and the certificates and other instruments from time to time evidencing the same.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

     "Stock Unit" shall constitute one share of Common Stock, as such Common Stock was constituted on the date hereof and thereafter shall constitute such number of shares (including any fractional shares) of Common Stock as shall result from the adjustments specified in Section 4.

     "Purchase Agreement" has the meaning assigned to such term in the second paragraph of this Warrant.

     "Voting Stock" shall mean any equity security entitling the holder of such security to vote at meetings of shareholders except an equity security which entitles the holder of such security to vote only upon the occurrence of some contingency, unless that contingency shall have occurred and be continuing.

     "Warrant" shall mean this Warrant to purchase up to an aggregate of ______ Stock Units initially issued to ________, a _______, and all Warrants issued upon transfer, division or combination of, or in substitution therefor.

     "Warrant Stock" shall mean the shares of Common Stock purchasable by the holder of any Warrants upon the exercise thereof.

     Section 2. Exercise of Warrant. The holder of this Warrant may, at any time on and after the date hereof, but not later than the Expiration Date, exercise this Warrant in whole at any time or in part from time to time for the number of Stock Units which such holder is then entitled to purchase hereunder. The Holder may exercise this Warrant, in whole or in part, by either of the following methods (or a combination thereof or as otherwise determined by the Company's Board of Directors):

     (a) the Holder may deliver to the Company at its office maintained pursuant to Section 13 for such purpose (i) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be purchased, (ii) this Warrant and (iii) a sum equal to the aggregate Exercise Price therefor in immediately available funds; or

     (b) on or after the occurrence of a Liquidity Event, the Holder may also exercise this Warrant, in whole or in part, in a "cashless" or "net issue" exercise by delivering to the Company at its office maintained pursuant to Section 13 for such purpose (i) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be delivered to such Holder and the number of Stock Units with respect to which this Warrant is being surrendered in payment of the aggregate Exercise Price for the Stock Units to be delivered to the Holder, and (ii) this Warrant. For purposes of this subparagraph (b), each Stock Unit as to which this Warrant is surrendered will be attributed a value equal to the product of (x) the Current Market Price per share of Common Stock minus the Current Warrant Price per share of Common Stock, multiplied by (y) the number of shares of Common Stock then comprising a Stock Unit.

     Any notice required under this Section 2 may be in the form of a subscription set out at the end of this Warrant. Upon delivery thereof, the Company shall as promptly as practicable cause to be executed and delivered to such holder a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise.

     The stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of such Holder or, subject to Section 9, such other name or names as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued and such Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares, including, to the extent permitted by law, the right to vote such shares or to consent or to receive notice as a stockholder, as of the time said notice is delivered to the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such Holder a new Warrant dated the date it is issued, evidencing the rights of such Holder to purchase the remaining Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

     The Company shall pay all expenses, taxes (other than federal, state, local or foreign income taxes) and other charges payable in connection with the preparation, issue and delivery of stock certificates under this Section 2.

     All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and free from all liens and other encumbrances thereon. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

     The Company shall not issue certificates for fractional shares of stock upon any exercise of this Warrant whenever, in order to implement the provisions of this Warrant, the issuance of such fractional shares is required. Instead, the Company shall pay cash in lieu of such fractional shares upon such exercise.

     Section 3. Transfer, Division and Combination. Subject to Section 9, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the office of the Company maintained for such purpose pursuant to

Section 13, together with (a) a written assignment in the form set out at the end of this Warrant duly executed by the Holder hereof or its agent or attorney,
(b) a copy of the Purchase Agreement duly executed by an authorized representative of the transferee (substantially in the form executed by the Holder or in such other form as reasonably acceptable to counsel to the Company) and (c) payment of funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender, execution and payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. If and when this Warrant is assigned in blank (in case the restrictions on transferability in Section 9 shall have been terminated), the Company may (but shall not be obliged to) treat the bearer hereof as the absolute owner of this Warrant for all purposes and the Company shall not be affected by any notice to the contrary. This Warrant, if properly assigned in compliance with this Section 3 and Section 9, may be exercised by an assignee for the purchase of shares of Common Stock without having a new Warrant issued.

     This Warrant may, subject to Section 9, be divided upon presentation at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder hereof or its agent or attorney. Subject to compliance with the preceding paragraph and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant to be divided or combined in accordance with such notice.

     The Company shall pay all expenses, taxes (other than federal, state, local or foreign income taxes) and other charges incurred by the Company in the performance of its obligations in connection with the preparation, issue and delivery of Warrants under this Section 3.

     The Company agrees to maintain at its aforesaid office books for the registration and transfer of the Warrants.

     Section 4. Adjustment of Stock Unit or Exercise Price. The number of shares of Common Stock comprising a Stock Unit, and the Exercise Price per Stock Unit, shall be subject to adjustment from time to time as set forth in this Section 4 and in Section 5. The Company will not take any action with respect to its Nonpreferred Stock of any class requiring an adjustment pursuant to any of the following Subsections 4.1 or 4.3 without at the same time taking like action with respect to its Nonpreferred Stock of each other class.

     4.1. Stock Dividends, Subdivisions and Combinations. In case at any time or from time to time the Company shall:

     (a) take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Nonpreferred Stock, or

     (b) subdivide its outstanding shares of Nonpreferred Stock into a larger number of shares of Nonpreferred Stock, or

     (c) combine its outstanding shares of Nonpreferred Stock into a smaller number of shares of Nonpreferred Stock,

then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event; provided, however, that no such event may take place with respect to any shares of Nonpreferred Stock unless it shall also take place for all shares of Nonpreferred Stock.

     4.2. Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock comprising a Stock Unit hereinbefore provided for in this Section 4:

     (a) When Adjustments to Be Made. The adjustments required by Section 4.1 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

     (b) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Nonpreferred Stock shall be taken into account to the nearest one-thousandth of a share.

     (c) When Adjustment Not Required. If the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a dividend or distribution and shall, thereafter and before the distribution thereof to shareholders, abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     4.3. Merger, Consolidation or Disposition of Assets. In case the Company shall merge or consolidate into another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and pursuant to the terms of such merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation are to be received by or distributed to the holders of Nonpreferred Stock of the Company, then each holder of a Warrant shall have the right thereafter to receive, upon exercise of such Warrant, Stock Units each comprising the number of shares of common stock of the successor or acquiring corporation receivable upon or as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of Nonpreferred Stock comprising a Stock Unit immediately prior to such event. If, pursuant to the terms of such merger, consolidation or disposition of assets, any cash, shares of stock, other securities or property or warrants or other subscription or purchase rights or property of any nature whatsoever are to be received by or distributed to the holders of Nonpreferred Stock of the Company, there shall be either, at the Holder's option, (i) a reduction of the Exercise Price equal to the amount applicable to the number of shares of Common Stock then comprising a Stock Unit of any such cash and of the fair value of any and all such shares of stock or of other securities or property to be received by or distributed to the holders of Nonpreferred Stock of the Company, or (ii) such Holder shall have the right to receive, upon exercise of its Warrant, such cash, shares of stock or other securities or property of any nature as a holder of the number of shares of Nonpreferred Stock underlying a Stock Unit would have been entitled to receive upon the occurrence of such event. Such fair value shall be determined in good faith by the Board of Directors of the Company, provided that if such determination is objected to by the holders of Warrants evidencing a majority in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants, such determination shall be made by an independent appraiser selected by the Company and said holders. In the event that the Company and said holders cannot, in good faith, agree upon an appraiser, then the Company, on the one hand, and said holders, on the other hand, shall each select an appraiser, the two appraisers so selected shall select a third appraiser who shall be directed to prepare such a written appraisal which shall be conclusive and binding on the parties. The fees and expenses of any appraisers shall be paid by the Company, except in the case where the valuation of any appraiser who renders an Appraisal is within ten percent (10%) of the value originally determined by the Board of Directors, in which case the holders shall pay the fees and expenses of any appraisers. In case of any such merger, consolidation or disposition of assets, the successor acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all of the obligations and liabilities hereunder, subject to such modification as shall be necessary to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For the purposes of this Section 4 "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class, that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption, and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Subsection 4.3 shall similarly apply to successive mergers, consolidations or dispositions of assets.

     Section 5. Notice to Warrant Holders.

     5.1. Notice of Adjustment of Stock Unit or Exercise Price. Whenever the number of shares of Common Stock comprising a Stock Unit, or the price at which a Stock Unit may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith obtain a certificate signed by independent accountants, of recognized national standing, selected by the Company and reasonably acceptable to the Holder(s) of the Warrants, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a statement of the fair value, as determined by the Board of Directors of the Company or by appraisal (if applicable), of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights or property of any nature whatsoever referred to in Section 4.3) and specifying the number of shares of Common Stock comprising a Stock Unit and (if such adjustment was made pursuant to Section 4.3) describing the number and kind of any other shares of stock comprising a Stock Unit, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly, and in any case within three days after the making of such adjustment, cause a signed copy of such certificate to be delivered to each holder of a Warrant in accordance with Section 14. The Company shall keep at its office or agency, maintained for the purpose pursuant to Section 13, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by a holder thereof.

     5.2. Notice of Certain  Corporate Action. In case the Company shall propose
(a) to pay any  dividend  payable  in stock of any class to the  holders  of its
Nonpreferred  Stock or to make any  other  distribution  to the  holders  of its
Nonpreferred Stock (other than a cash dividend) or (b) to effect any consolidation, merger or sale, organic change, transfer or other disposition of all or substantially all of its property, assets or business, then in each such case, the Company shall deliver to each holder of a Warrant, in accordance with
Section 14, a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, consolidation, merger, sale, organic change or transfer is to take place and the date of participation therein by the holders of Nonpreferred Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Nonpreferred Stock and the number and kind of any other shares of stock which will comprise a Stock Unit, and the purchase price or prices thereof, after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so delivered as promptly as reasonably possible.

     Section 6. Reservation and Authorization of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant or upon such exercise, as the case may be, shall be duly and validly issued, fully-paid and nonassessable.

     Section 7. Taking of Record; Stock and Warrant Transfer Books. In the case of all dividends or other distributions by the Company to the holders of its Nonpreferred Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up or as otherwise may be required by law, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

     Section 8. Taxes. The Company will pay all taxes (other than federal, state, local or foreign income taxes) which may be payable in connection with the execution and delivery of this Warrant or the issuance and sale of the Restricted Securities hereunder or in connection with any modification of the Restricted Securities and will save the Holder harmless without limitation as to time against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes. The obligations of the Company under this Section 8 shall survive any redemption, repurchase or acquisition of Restricted Securities by the Company.

     Section 9. Restrictions on Transferability. The Restricted Securities shall not be transferable except upon the conditions specified in this Section 9.

     9.1 Transfer to an Affiliate. The Holder shall have the right to transfer any Restricted Securities to any Affiliate of the Holder, in each case free of the restrictions imposed by this Section 9 other than the requirement as to the legending of the certificates for such Restricted Securities specified in
Section 9.3. No opinion of counsel shall be required for a transfer of Restricted Securities to an Affiliate of the Holder.

     9.2  Transfer  to a  Non-Affiliate.  The  Holder  and  his  or  her  or her
subsequent   transferees  shall  have  the  right  to  transfer  any  Restricted
Securities to a non-Affiliate of the Holder as follows:

     (a) Prior to any transfer or attempted transfer of any Restricted Securities to a non-Affiliate of the Holder, the holder of such Restricted Certificate shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in reasonable detail.

     (b) Upon receipt of such notice, the Company may request an opinion of counsel of the transferring Holder to the effect that such proposed transfer may be effected without registration under the Securities Act. Upon receipt of such opinion, or if the Company does not request such an opinion, within five (5) Business Days after receiving notice of the proposed transfer, the Company shall, as promptly as practicable, so notify the Holder of such Restricted Certificate and the Holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate evidencing the Restricted Securities thus to be transferred (and each certificate evidencing any untransferred balance of the Restricted Securities evidenced by such Restricted Certificate) shall bear the restrictive legend set forth in Section 9.3, unless in the opinion of the Company or the opinion of such counsel, if requested, pursuant to Rule 144(k) of the Securities Act or otherwise, such legend is not required in order to ensure compliance with the Securities Act. The fees and expenses of counsel for any such opinion shall be paid by the Company.

     9.3 Restrictive Legend. Unless and until the Restricted Securities have been registered under the Securities Act, this Warrant, each Warrant issued to any transferee of the Holder, each certificate for any Warrant Stock issued upon exercise of any Warrant and each certificate for any Warrant Stock issued to any transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

     " THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS, OR UNLESS THE PROPOSED TRANSACTION IS REGISTERED OR QUALIFIED AS REQUIRED."

     Section 10. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of the Warrant Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     Section 11. Loss or Destruction of Warrant Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company (the original Holder's or any other institutional Holder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such institutional Holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

     Section 12. Amendments. The terms of this Warrant may be amended, and the observance of any term therein may be waived, but only with the written consent of the holders of Warrants evidencing a majority in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants; provided that no such action may change the number of shares of stock comprising a Stock Unit or the Exercise Price, without the written consent of the holders of Warrants subject to such amendment.

     Section 13. Office of the Company. So long as any Warrant remains outstanding, the Company shall maintain an office where the Warrants may be presented for exercise, transfer, division or combination as in this Warrant provided. Such office shall be at 5388 Sterling Center Drive, Unit C, Westlake Village, California 91361, FAX: (818) 707-7132, unless and until the Company shall designate and maintain some other office for such purposes and deliver written notice thereof to the holders of all outstanding Warrants.

     Section 14. Notices Generally.

     14.1. All communications (including all required or permitted notices) pursuant to the provisions hereof shall be in writing and shall be sent, to any registered Holder of any Warrants or Warrant Stock, to the address of such Holder as it appears in the stock or warrant ledger of the Company or at such other address as such Holder may have furnished in writing to the Company.

     14.2. Any notice shall be deemed to have been duly delivered when delivered by hand, if personally delivered, and if sent by mail to a party whose address is in the same country as the sender, two Business Days after being deposited in the mail, postage prepaid, and if sent by recognized international courier, freight prepaid, with a copy sent by telecopier, to a party whose address is not in the same country as the sender, three Business Days after the later of (a) being telecopied and (b) delivery to such courier.

     Section 15. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California (without regard to conflicts of law provisions thereof).

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its President or a Vice President and attested by its Secretary or an Assistant Secretary.

Dated:   October 6, 2000

                                                     THE RIGHT START, INC.

                                                     ---------------------
                                                     By:  Jerry R. Welch
                                                     Its:  President

ATTEST:

--------------------------
Name:  Raymond P. Springer
Title:  Secretary

                                SUBSCRIPTION FORM

                 (to be executed only upon exercise of Warrant)


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases Stock Units of The Right Start, Inc., a California corporation, purchasable with this Warrant, and herewith makes payment therefor (by check in the amount of $_____), or hereby tenders _______________ Stock Units as payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________________ whose address is and, if such Stock Units shall not include all of the Stock Units issuable as provided in this Warrant that a new Warrant of like tenor and date for the balance of the Stock Units issuable thereunder be delivered to the undersigned.

Dated:  _____________, _____

                                           -------------------------------
                                           (Signature of Registered Owner)


                                           -------------------------------
                                                 (Street Address)

                                           -------------------------------
                                          (City)       (State)   (Zip Code)

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Stock Units set forth below:

Number of Stock Units                             Name and Address of Assignee
---------------------                             ----------------------------









and does hereby irrevocably constitute and appoint ___________________Attorney to make sure transfer occurs on the books of The Right Start, Inc., a California corporation, maintained for the purpose, with full power of substitution in the premises.

Dated:

---------------------------
        Signature

---------------------------
        Witness

NOTICE: The signature to the assignment must correspond with the name as written upon the face of the Warrant in every particular instance, without alteration or enlargement or any change whatsoever.

                  The signature to this assignment must be guaranteed by a bank or trust company having an office or correspondent in New York, New York or Los Angeles, California or by a firm having membership on the New York Stock Exchange.

                                   EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of October 6, 2000 between The Right Start, Inc., a California corporation (the "Company"), and the undersigned and those who may purchase the Companies Series D Preferred Stock (as defined) in the future (each individually a "Purchaser," and collectively the "Purchasers").

          WHEREAS, the Company and Purchasers have entered into a Securities Purchase Agreement dated as of the date hereof (the "Purchase Agreement").

          WHEREAS,   pursuant  to  the  Purchase  Agreement,   the  Company  and
Purchasers desire to enter into this Agreement to provide Purchasers with certain registration rights and to address related matters;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties agree as follows:

          1.   Registration Rights.

               1.1  Demand Registration Rights.

               (a) Subject to the  provisions  of this  Section 1.1, at any time after the date hereof, Purchasers holding, or entitled to hold upon conversion or exercise, not less than 50% of the Company's Common Stock, no par value ("Common Stock"), issued or issuable upon conversion of the Series D Convertible Pay-in-Kind Preferred Stock (the "Series D Preferred Stock") and exercise of the warrants issued in connection therewith (the "Warrants", and, collectively with the Series D Preferred Stock, the "Securities"), issued by the Company to Purchasers pursuant to the Purchase Agreement may request registration for sale under the Securities Act of 1933 as amended (the "Act") of all or part of such Common Stock. The Company shall thereafter, as expeditiously as practicable, use its best efforts (i) to file with the Securities and Exchange Commission (the "SEC") under the Act, a registration statement on the appropriate form (using Form S-3 or other "short form," if available) covering all the shares of Common Stock specified in the demand request and (ii) to cause such registration statement to be declared effective. The Company shall use its best efforts to cause each offering pursuant to this
              Section 1.1 to be managed, on a firm commitment basis, by a recognized regional or national underwriter. The Company shall not be required to comply with more than two (2) requests by Purchasers for demand registration pursuant to this Section 1.1(a). The Company shall not be required to effect a demand registration under the Act pursuant to Section 1.1(a) above if (i) the Company receives such request for registration within 120 days preceding the anticipated effective date of a proposed underwritten public offering of securities of the Company approved by the Company's Board of Directors prior to the Company's receipt of such request; (ii) within 180 days prior to any such request for registration, a registration of securities of the Company has been effected in which Purchasers had the right to participate pursuant to Section 1.2 hereof; or (iii) the Board of Directors of the Company reasonably determines in good faith that effecting such a demand registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all) the assets of the Company, or a merger, reorganization, recapitalization, or similar transaction materially affecting the capital structure or equity ownership of the Company; provided, however, that the Company may only delay a demand registration pursuant to this Section 1.1(a)(iii) for a period not exceeding 90 days (or until such earlier time as such transaction is consummated or no longer proposed). The Company shall promptly notify Purchasers in writing of any decision not to effect any such request for registration pursuant to this Section 1.1(a), which notice shall set forth in reasonable detail the reason for such decision and shall include an undertaking by the Company promptly to notify Purchasers as soon as a demand registration may be effected.

               (b) Purchasers may withdraw a request for demand  registration at any time before a registration statement is declared effective, in which event the Company shall withdraw such registration statement. If the Company withdraws a registration statement under this Section 1.1(b) in respect of a registration for which the Company would otherwise be required to pay expenses under Section
              1.4 hereof, Purchasers shall be liable to the Company for all expenses of such registration specified in Section 1.4 hereof in proportion to the number of shares each of the Purchasers shall have requested to be registered, and Purchasers shall not be deemed to have requested a demand registration for purposes of
              Section 1.1(a) hereof.

               1.2  Piggyback Registration Rights.

               (a) If at any time or times  after the date  hereof,  the Company proposes to make a registered public offering of any of its securities under the Act, whether to be sold by it or by one or more third parties (other than an offering pursuant to a demand registration under Section 1.1(a) hereof or an offering registered on Form S-8, Form S-4, or comparable forms), the Company shall, not less than 45 days prior to the proposed filing date of the registration form, give written notice of the proposed registration to Purchasers, and at the written request of Purchasers delivered to the

                    Company  within 20 days after the  receipt  of such  notice, shall include in such registration and offering, and in any underwriting of such offering, all shares of Common Stock that may have been designated in Purchasers' request.

               (b) If a  registration  in which  Purchasers  have  the  right to participate pursuant to this Section 1.2 is an underwritten offering for the account of the Company or for the account of a security holder (other than Purchaser) pursuant to the exercise of a demand registration right, and the managing underwriters advise the Company or such security holder, as the case may be, in writing that in their opinion the number of securities requested to be included in such registration, together with the securities being offered by the Company or such security holder, as the case may be, exceeds the number which can be effectively sold in such offering, the Company shall include in such registration (i) first, the securities of the Company or such security holder proposed to be sold, and (ii) second, to the extent possible, the Common Stock proposed to be sold by each of the Purchasers and any other selling shareholders, in proportion to the number of shares of Common Stock with respect to which they have requested registration.

               1.3 Registration Procedures. The Company shall have no obligation to file a registration statement pursuant to Section 1.1 hereof, or to include shares of Common Stock owned by or issuable to any Purchaser in a registration statement pursuant to Section 1.2 hereof, unless and until such Purchaser shall have furnished the Company with all information and statements about or pertaining to such Purchaser in such reasonable detail and on such timely basis as is reasonably required by the Company in connection with the preparation of the registration statement. Whenever Purchasers have requested that any shares of Common Stock be registered pursuant to Section 1.1 or 1.2 hereof, the Company shall, as expeditiously as reasonably possible:

               (a) prepare and file with the SEC a  registration  statement with respect to such shares and use its best efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish counsel for Purchasers with copies of all such documents proposed to be filed);

               (b) prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months (or two years, if the provisions of Rule 415 under the Act are available with respect thereto) or until Purchasers have completed the distribution described in such registration statement, whichever occurs first;

               (c) furnish to Purchasers such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other document as Purchasers may reasonably request;

               (d) use its best efforts to register or qualify such shares under such other securities or blue sky laws of such jurisdictions as Purchasers request (and to maintain such registrations and qualifications effective for a period of nine months or until Purchasers have completed the distribution of such shares, whichever occurs first), and to do any and all other acts and things which may be necessary or advisable to enable Purchasers to consummate the disposition in such jurisdictions of such shares; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this Section 1.3(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction;

               (e) notify  Purchasers,  at any time  during  which a  prospectus relating thereto is required to be delivered under the Act within the period that the Company is required to keep a registration statement effective, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (f) use its best efforts to cause all such shares to be listed on securities exchanges or interdealer quotation systems (including NASDAQ National Market), if any, on which similar securities issued by the Company are then listed;

               (g) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as Purchasers reasonably request (and subject to
              Purchasers' reasonable approval) in order to expedite or facilitate the disposition of such shares; and

               (h) make  reasonably  available for inspection by Purchasers,  by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by Purchasers or by any such underwriter, all relevant financial and other records, pertinent corporate documents, and properties (other than confidential intellectual property) of the Company; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by Purchasers or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

               1.4  Registration Expenses.

          The Company will pay all Registration Expenses of all registrations under this Agreement, provided, however, that if a registration under Section
1.1 is withdrawn at the request of Purchasers (other than as a result of information concerning the business or financial condition of the Company that is made known to the Purchasers after the date on which such registration was requested) and if the requesting Purchasers elect not to have such registration counted as a registration requested under Section 1.1, Purchasers shall pay the Registration Expenses of such registration. For purposes of this Section, the term "Registration Expenses" means all expenses incurred by the Company in complying with this Section, including, without limitation, all registration and filing fees (other than National Association of Securities Dealers, Inc. filing fees pursuant to an underwritten offering), exchange listing fees, printing expenses, fees, and expenses of counsel for the Company and the reasonable fees and expenses of one firm or counsel selected by Purchasers to represent it, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions.

               1.5  Indemnity.

               (a) In the  event  that  any  shares  of  Common  Stock  owned by
              Purchasers are sold by means of a registration statement pursuant to Section 1.1 or 1.2 hereof, the Company agrees to indemnify and hold harmless such Purchasers, each of its partners and their officers and directors, and each person, if any, who controls such Purchasers within the meaning of the Act (each such Purchaser, its partners and their officers and directors, and any such other persons individually an "Indemnified Person" and collectively "Indemnified Persons") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon or incurred by such Indemnified Person, directly or indirectly (in this Section 1.5 in the singular a "claim" and in the plural "claims"), based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished to the Company in writing by such Purchaser for use in connection with the registration statement.

               (b) Each Purchaser agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of the Act (each of the Company, its officers and directors, and any such other persons individually as an "Indemnified Person" and collectively "Indemnified Persons") from and against all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such claim is based upon, arises out of or results from information furnished to the Company in writing by Purchaser for use in connection with the registration statement.

               (c) The  indemnification set forth herein shall be in addition to any liability the Company or a Purchaser may otherwise have to the Indemnified Persons. Promptly after actually receiving definitive notice of any claim in respect of which an Indemnified Person may seek indemnification under this Section 1.5, such Indemnified Person shall submit written notice thereof to either the Company or Purchaser, as the case may be (an "Indemnifying Person"). The failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that
              (a) such liability was caused or materially increased by such failure, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such failure. In addition, the failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder.

                    The  Indemnifying  Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the Indemnified Person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense and risk of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at such Indemnified Person's own expense, whom counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall elect not to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person may undertake the defense, compromise or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account and risk of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such Indemnifying Person, which consent shall not be unreasonably withheld.

               (d) If for any reason the foregoing  indemnity is unavailable to, or is insufficient to hold harmless, an Indemnified Person, then the Indemnifying Person shall contribute to the amount paid or payable by the Indemnified Person as a result of such claims, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person and the Indemnified Person as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               1.6 Subsequent Registration Statements. The Company shall not cause or permit any new registration statements (except registration statements on Form S-8, S-4, or comparable forms) to become effective during the 90 days after the effective date of a registration statement covering shares of Common Stock owned by Purchasers.

          2.   Miscellaneous.

               2.1 Additional Actions and Documents. Each of the parties hereto hereby agrees to use its good faith best efforts to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

               2.2 Assignment. Any Purchaser may assign its rights under this Agreement to any assignee of the Securities or the shares of Common Stock issuable upon exercise thereof.

               2.3 Entire Agreement; Amendment. This Agreement, including the other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, or discharge is sought.

               2.4 Limitation on Benefits. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto (and their respective successors and assigns) is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns.

               2.5 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

               2.6 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of California (without regard to conflicts of laws principles).

               2.7 Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, including delivery by courier, telegram, telex, or facsimile transmission, addressed as follows:

          (a) If to the Company:

                            The Right Start, Inc.
                            5388 Sterling Center Drive Unit C
                            Westlake Village, California 91361
                            Attention:  President
                            Facsimile:  (818) 707-7132

                    with a copy (which shall not constitute notice) to:

                            Milbank, Tweed, Hadley & McCloy
                            601 S. Figueroa, 30th Floor
                            Los Angeles, CA 90017
                            Attention:  Kenneth J. Baronsky, Esq.
                            Facsimile:  (213) 629-5063

          (b) If to Purchaser, to the address set forth in the Securities Purchase Agreement for such Purchaser.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answer back being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

               2.8 Headings. Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

               2.9 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of each party appear on each counterpart; but it shall be sufficient that the signature of each party appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of all of the parties hereto.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first above written.

                                    THE RIGHT START, INC.



                                    By: ___________________________
                                    Jerry R. Welch
                                    Chief Executive Officer

                                  KAYNE FAMILY PARTNERSHIP, L.P.

                                  By: Jemasa, Inc.


                                  -----------------
                                  Richard Kayne
                                  President

                                  Address for Notices:
                                  1800 Avenue of the Stars
                                  2nd Floor

                                  Los Angeles, California 90067
                                  Attention:  Richard Kayne

                                  Facsimile: 310.284.6490


                                  FORTUNE TWENTY-FIFTH, INC.


                                  -----------------
                                  Fred Kayne

                                  Address:
                                  c/o Fred Kayne

                                  P.O. Box 381,
                                  Glenbrook, Nevada 89413

                                  Copy to:
                                  1800 Avenue of the Stars
                                  Suite 310
                                  Los Angeles, California 90067
                                  Attention:  Fred Kayne

                                  Facsimile: 310.551.3077




                                  -----------------
                                  Jerry D. Kayne, Trustee

                                  Address:
                                  c/o Fortune Financial
                                  1800 Avenue of the Stars
                                  Suite 310
                                  Los Angeles, California 90067

                                  Facsimile: 310.551.3077


                                  -----------------
                                  Stephen Kayne

                                  Address:
                                  c/o Fortune Financial
                                  1800 Avenue of the Stars
                                  Suite 310
                                  Los Angeles, California 90067

                                  Facsimile: 323.277.9025


                                  -----------------
                                  Lloyd Miller
                                  Address:
                                  4550 Gordon Drive
                                  Naples, Florida 34102

                                  Facsimile: 941.262.8025


                                  NEWBERG FAMILY TRUST dated 12-18-90

                                  -----------------
                                  Bruce Newberg, Trustee

                                  Address:
                                  466 North Carmelina Avenue
                                  Los Angeles, California 90049

                                  Facsimile: 310.914.9242

                                  O.S. II, Inc.
                                  By:

                                  -----------------
                                  Jill Higgins
                                  its President
                                  Address:
                                  4224 Clybourne Avenue
                                  Burbank, California 91505

                                  Facsimile: 818.559.5617

                                  HSMC PARTNERS, L.P.
                                  By:

                                  -----------------
                                  Jerrold N. Fine
                                  its managing partner

                                  Address:
                                  10 Wright Street
                                  Building B-4
                                  Westport, Connecticut 06881

                                  Facsimile: 203.226.7596

                                  -----------------
                                  William Calvert

                                  Address: c/o Lehman Brothers
                                  1100 Glendon Avenue  11th Floor
                                  Westwood, California 90024

                                  Facsimile: 310.481.4102



                                  -----------------
                                  Milton T. Okun & Rosemary Okun,
                                  as community property

                                  Address: 942 North Alpine
                                  Beverly Hills, CA 90210

                                  Facsimile: 310.285.0892



                                  -----------------
                                  Robert A. Muh

                                  Address: c/o Sutter Securities, Inc.
                                  1 Sansome Street Suite 3950
                                  San Francisco, CA 94104

                                  Facsimile: 415.288.2355



                                  -----------------
                                  Sigmund and Judith Wolkomir

                                  Address: 707 Broughton Road
                                  Bethel Park, PA 15102

                                  Facsimile:



                                  -----------------
                                  Bryant Riley

                                  Address: 11150 Santa Monica Boulevard
                                  Suite 750
                                  Los Angeles, California 90025

                                  Facsimile: 310.966.1448

                                  -----------------
                                  Gilbert E. Matthews

                                  Address: c/o Sutter Securities, Inc.
                                  1 Sansome Street Suite 3950
                                  San Francisco, CA 94104

                                  Facsimile: 415.288.2355

                                  -----------------
                                  Keith Kretschmer

                                  Address:
                                  c/o PIMCO/OPPENHEIMER
                                  41 George St

                                  The Rocks

                                  Sydney NSW 2000
                                  AUSTRALIA

                                  Copy to:
                                  6 Astor Court
                                  Doylestown, PA 18901

                                  Facsimile: 011 612 9241 6955
                                  215.230.9018




                                  -----------------
                                  Carl E. Warden SEP/IRA
                                  Dain Rauscher Custodian

                                  Address:
                                  800 North Shoreline, Suite 2200
                                  Corpus Christi, Texas 78401

                                  Facsimile: 361.888.8613

                                  -----------------
                                  Michael Targoff

                                  Address:
                                  1330 Avenue of the Americas
                                  36th Floor
                                  New York, New York 10019

                                  Facsimile: 212.842.1540

                                  HACKING FAMILY TRUST



                                  -----------------
                                  Thomas T. Hacking, Trustee

                                  Address :
                                  1800 Avenue of the Stars
                                  2nd Floor
                                  Los Angeles, CA 90067

                                  Facsimile: 310.284.6444

                                  A.E. HALL & COMPANY MONEY PURCHASE PLAN


                                  -----------------
                                  Arthur E. Hall, Trustee

                                  Address :
                                  P.O. Box 1479
                                  or 1726 Cedarwood Drive
                                  Minden, Nevada 89423

                                  Facsimile: 775.782.4787


                                  -----------------
                                  Robert Schnell, IRA

                                  Address :
                                  933 North Rexford Drive
                                  Beverly Hills, California 90210

                                  Facsimile: 213.624.1224

                                   EXHIBIT D

                               (face of security)

Number                                                                  Shares



                 THE RIGHT START, INC., a California Corporation

                Series D Convertible Pay-in-Kind Preferred Stock

       Authorized: 80,000 shares of Series D Convertible Pay-in-Kind Stock

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS, OR UNLESS THE PROPOSED TRANSACTION IS REGISTERED OR QUALIFIED AS REQUIRED.

This  Certifies that  ______________________________________________________  is
the   holder  of   _____________________________________________________________
shares of the Capital Stock transferable only on the books of the Corporation by the holder hereof in person or by attorney for such holder upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed This _____ day of ______________A.D. 2000


----------------------                                  ------------------------
Secretary                                                           President

                              (reverse of security)

FOR VALUE RECEIVED  ______________________HEREBY SELL, ASSIGN AND TRANSFER UNTO:

--------------------------------------------------------------------------------
(Insert Social Security or other
identifying number of assignee)

_________________________________________   SHARES  REPRESENTED  BY  THE  WITHIN
CERTIFICATE    AND   DO    HEREBY    IRREVOCABLY    CONSTITUTE    AND    APPOINT
________________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ___________________________, 20_____

IN PRESENCE OF ________________________

Notice: The signature on this Assignment must correspond with the name as written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.

                                Conversion Notice

To convert all of the shares represented by this Certificate check the box: ___

To convert only a part of the shares represented by this Certificate state the number of shares to be converted: ____

The  undersigned  hereby  irrevocably  elects to  convert  the  number of shares indicated above of the Series D Convertible Pay-in-Kind Preferred Stock represented by this Certificate into shares of the Common Stock of the
Corporation  (as such  shares  may be  constituted  on the  conversion  date) in accordance with the provisions of the Articles of Incorporation of the Corporation, and amendments thereto, and directs that the shares deliverable upon the conversion be registered in the names(s) of the undersigned and delivered together with a check as to payment for any fractional shares and a certificate representing any shares of Series D Convertible Pay-in-Kind Preferred Stock not converted to the undersigned unless a different name(s) has been indicated in the assignment form on this Certificate or in an assignment on any other permitted form which accompanies this Conversion Notice.

Dated: ______                           _______________________________

Fill in for the Registration of Shares  _______________________________
                                                (Signatures)
____________________________      Notice:  The  signature   on  this  Conversion
Name                                       Notice must correspond with the  name
                                           as   written  upon the  face of   the
                                           Certificate   in  every    particular
                                           without   alteration   or enlargement
____________________________               or any change whatever.
Address (including Zip)